EXHIBIT 4.4

(Real Estate Mortgage)

PUGET SOUND ENERGY, INC.

TO

U.S. BANK NATIONAL ASSOCIATION,

Trustee

Eighty-Third Supplemental Indenture

Dated as of April 28, 2006

Relating to First Mortgage Bonds

Supplemental to Indenture dated as of

June 2, 1924, as supplemented and modified

(NOT PART OF INDENTURE)

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THIS EIGHTY-THIRD SUPPLEMENTAL INDENTURE, made as of the 28th day of April, 2006, by and between Puget Sound Energy, Inc., formerly Puget Sound Power & Light Company, a corporation duly organized and existing under and by virtue of the laws of the State of Washington (hereinafter sometimes called the “Company”), party of the first part, and U.S. Bank National Association, a national banking association with a principal corporate trust office at 100 Wall Street, Suite 1600, in the city of New York and State of New York 10005 (successor to Old Colony Trust Company) (hereinafter sometimes called the “Trustee”), as Trustee under the First Mortgage (originally, and before modification thereof by certain supplemental indentures, called “First and Refunding Mortgage”) from Puget Sound Power & Light Company, a Massachusetts corporation (hereinafter sometimes called the “Predecessor Company”), dated as of June 2, 1924 (said Mortgage being hereinafter sometimes called the “Original Mortgage”), as supplemented and modified by all indentures supplemental thereto heretofore executed and delivered, party of the second part;

WITNESSETH: that

WHEREAS, the Predecessor Company did by the Original Mortgage, filed for record in the offices of the Auditors of the Counties of Chelan, Clallam, Cowlitz, Douglas, Grant, Grays Harbor, Island, Jefferson, King, Kitsap, Kittitas, Lewis, Mason, Pacific, Pierce, Skagit, Snohomish, Thurston and Whatcom, all in the State of Washington, and left on file as a chattel mortgage in each of said counties, convey and pledge certain property therein described to Old Colony Trust Company, as Trustee, to be held upon the trusts expressed in the Original Mortgage to equally secure an unlimited authorized amount of mortgage bonds (therein and herein called the “Bonds”) issued or to be issued in one or more series, all as more fully provided in the Original Mortgage; and

WHEREAS, the Predecessor Company, prior to September 1, 1954, had executed and delivered to the Trustee thirty-nine supplemental indentures, supplementing and in certain respects modifying the Original Mortgage and providing for the execution, certification and delivery of Bonds of various series from time to time pursuant thereto (which Original Mortgage, as so supplemented and modified, is therein and herein sometimes called the “First Mortgage”); and

WHEREAS, the Predecessor Company executed and delivered to the Trustee a Fortieth Supplemental Indenture, dated as of September 1, 1954, which Supplemental Indenture is divided into two parts, designated as Part I and Part II, and Part I thereof provided for the establishment and the execution, certification and delivery initially of Twenty-Five Million Dollars ($25,000,000) principal amount of a series of Bonds, designated as First Mortgage Bonds, 3- 1/2% Series due 1984, and contained certain covenants,

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restrictions, conditions and provisions affecting, and provided for certain modifications of, the First Mortgage (the First Mortgage, as so supplemented and modified by said Part I, being sometimes in said Fortieth Supplemental Indenture and herein called the “Revised First Mortgage”) and Part II thereof provided for modifications of the Revised First Mortgage as therein set forth, which modifications became effective on October 20, 1955 (the Revised First Mortgage as so modified by Part II of the Fortieth Supplemental Indenture as heretofore, hereby, and hereafter supplemented and modified being sometimes in said Part II and herein called the “Indenture” and references herein to Sections, Articles or other provisions of the Indenture being to the revised or modified provisions thereof as set forth in Part II of the Fortieth Supplemental Indenture); and

WHEREAS, the Predecessor Company has heretofore executed and delivered to the Trustee a Forty-First Supplemental Indenture dated as of December 1, 1954, a Forty-Second Supplemental Indenture dated as of July 1, 1957, a Forty-Third Supplemental Indenture dated as of May 1, 1958, a Forty-Fourth Supplemental Indenture dated as of November l, 1959, and a Forty-Fifth Supplemental Indenture dated as of April 1, 1960, all of which mortgaged, pledged, assigned, conveyed and transferred to the Trustee and subjected to the lien of the Indenture additional property acquired or constructed, and betterments, improvements and additions made to the mortgaged property, since the execution and delivery of the Fortieth Supplemental Indenture; and

WHEREAS, the Company has executed and delivered to the Trustee a Forty-Sixth Supplemental Indenture dated as of November 10, 1960, whereby the Company has succeeded to the Predecessor Company with the same effect as if the Company had been named in the Indenture as the mortgagor company and in the Bonds and coupons as the obligor thereon or maker thereof, and the Predecessor Company merged into the Company on November 16, 1960, whereupon the Company acquired all the property, real, personal or mixed, including all rights, privileges, easements, licenses and franchises, described in the Indenture and thereby conveyed and mortgaged or intended so to be, including also all such property acquired by the Predecessor Company since the execution and delivery of the Original Mortgage, which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof; and

WHEREAS, the Company has executed and delivered to the Trustee the supplemental indentures set forth herein:

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Supplemental Indenture	Dated as of
Forty-Seventh Supplemental Indenture	February 1, 1961
Forty-Eighth Supplemental Indenture	November 1, 1963
Forty-Ninth Supplemental Indenture	May 1, 1964
Fiftieth Supplemental Indenture	January 1, 1966
Fifty-First Supplemental Indenture	June 1, 1967
Fifty-Second Supplemental Indenture	February 1, 1969
Fifty-Third Supplemental Indenture	July 1, 1970
Fifty-Fourth Supplemental Indenture	October 1, 1972
Fifty-Fifth Supplemental Indenture	March 1, 1974
Fifty-Sixth Supplemental Indenture	November 1, 1974
Fifty-Seventh Supplemental Indenture	August 1, 1975
Fifty-Eighth Supplemental Indenture	October 1, 1976
Fifty-Ninth Supplemental Indenture	July 1, 1978
Sixtieth Supplemental Indenture	December 1, 1979
Sixty-First Supplemental Indenture	December 1, 1981
Sixty-Second Supplemental Indenture	July 1, 1984
Sixty-Third Supplemental Indenture	January 1, 1986
Sixty-Fourth Supplemental Indenture	April 1, 1986
Sixty-Fifth Supplemental Indenture	April 1, 1986
Sixty-Sixth Supplemental Indenture	August 1, 1986
Sixty-Seventh Supplemental Indenture	November 1, 1986
Sixty-Eighth Supplemental Indenture	September 1, 1987
Sixty-Ninth Supplemental Indenture	February 1, 1990
Seventieth Supplemental Indenture	October 1, 1990
Seventy-First Supplemental Indenture	May 1, 1991
Seventy-Second Supplemental Indenture	August 1, 1991
Seventy-Third Supplemental Indenture	March 1, 1992
Seventy-Fourth Supplemental Indenture	October 1, 1992
Seventy-Fifth Supplemental Indenture	April 1, 1993
Seventy-Sixth Supplemental Indenture	December 1, 1997
Seventy-Seventh Supplemental Indenture	March 1, 1999
Seventy-Eighth Supplemental Indenture	October 1, 2000
Seventy-Ninth Supplemental Indenture	May 1, 2003
Eightieth Supplemental Indenture	April 30, 2004
Eighty-First Supplemental Indenture	March 1, 2005
Eighty-Second Supplemental Indenture	April 27, 2005

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all of which mortgaged, pledged, assigned, conveyed and transferred to the Trustee and subjected to the lien of the Indenture additional property acquired or constructed, and betterments, improvements and additions made to the mortgaged property since the execution and delivery of the Fortieth Supplemental Indenture; and

WHEREAS, all Bonds of any series heretofore executed, authenticated and delivered pursuant to the Original Mortgage, as from time to time supplemented and modified, have been retired and canceled or payment duly and irrevocably provided for, except for the series set forth herein:

Principal Amount of Bonds	Series
Twenty-Five Million Dollars ($25,000,000)	Secured Medium-Term Notes, Series A due November 30, 2006

One Hundred Million Dollars ($100,000,000)	Secured Medium-Term Notes, Series A due February 1, 2007

Forty-Six Million Dollars ($46,000,000)	Secured Medium-Term Notes, Series A due June 19, 2006

Fifty Million Dollars ($50,000,000)	Secured Medium-Term Notes, Series B due December 10, 2004

Three Million Dollars ($3,000,000)	Secured Medium-Term Notes, Series B due December 1, 2003

Eleven Million Dollars ($11,000,000)	Secured Medium-Term Notes, Series B due December 2, 2003

Thirty Million Dollars ($30,000,000)	Secured Medium-Term Notes, Series B due May 27, 2004

Fifty-Five Million Dollars ($55,000,000)	Secured Medium-Term Notes, Series B due February 1, 2024

Three Hundred Million Dollars ($300,000,000)	First Mortgage Bonds, Pledged Series A due December 1, 2027

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Principal Amount of Bonds	Series
Two Hundred Million Dollars ($200,000,000)	First Mortgage Bonds, Pledged Series A due June 15, 2018

One Hundred Million Dollars ($100,000,000)	First Mortgage Bonds, Pledged Series B due March 9, 2029

One Hundred Fifty Million Dollars ($150,000,000)	First Mortgage Bonds, Pledged Series B due March 9, 2009

Two Hundred Twenty-Five Million Dollars ($225,000,000)	First Mortgage Bonds, Pledged Series B due February 22, 2010

Twenty-Five Million Dollars ($25,000,000)	First Mortgage Bonds, Pledged Series B due September 8, 2008

Two Hundred Sixty Million Dollars ($260,000,000)	First Mortgage Bonds, Pledged Series C, due February 1, 2011

Forty Million Dollars ($40,000,000)	First Mortgage Bond, Pledged Series C due January 16, 2004

One Hundred Thirty-Eight Million Four Hundred Sixty Thousand Dollars ($138,460,000)	5% First Mortgage Bonds, Pledged Series C due March 1, 2031

Twenty-Three Million Four Hundred Thousand Dollars ($23,400,000)	5.10% First Mortgage Bonds, Pledged Series C due March 1, 2031

which Bonds are now outstanding and constitute the only Bonds of the Company outstanding under the Indenture; and

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WHEREAS, effective as of the opening of business on January 4, 1971, The First National Bank of Boston succeeded Old Colony Trust Company as Trustee under the Indenture by reason of the merger of Old Colony Trust Company into The First National Bank of Boston; and

WHEREAS, effective as of October 2, 1995, State Street Bank and Trust Company succeeded The First National Bank of Boston as Trustee under the Indenture; and

WHEREAS, effective as of February 15, 2003, U.S. Bank National Association succeeded State Street Bank and Trust Company as Trustee under the Indenture; and

WHEREAS, the Company has entered into an Indenture (the “Debenture Indenture”) dated as of December 1, 1997 with U.S. Bank National Association (as successor to State Street Bank and Trust Company) as trustee (in such capacity, the “Debenture Indenture Trustee”) pursuant to which the Company proposes to issue from time to time its Senior Notes (the “Senior Notes”) and the Company has agreed to make certain payments to the Debenture Indenture Trustee in respect of the principal of, premium, if any, and interest on such Senior Notes; and

WHEREAS, the Company desires to execute and deliver this Eighty-Third Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of confirming the lien of the Indenture on certain property acquired or constructed by the Company since the execution and delivery of the Original Mortgage and on certain betterments, improvements and additions made by the Company to property previously described in the Indenture.

NOW, THEREFORE, WITNESSETH, that, pursuant to and in execution of the powers, authorities and obligations conferred, imposed and reserved in the Indenture, and pursuant to and in execution of every other power, authority and obligation thereto appertaining and/or enabling, in order to secure the payment of the principal of, and the premium, if any, and interest on, the Bonds issued and to be issued under the Indenture, and secured thereby and hereby at any time outstanding according to their tenor and effect, and the performance of all the covenants and conditions therein and herein and in said Bonds contained, and for the purpose of confirming the lien of the Indenture, said Puget Sound Energy, Inc., organized and existing under the laws of the State of Washington, in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee, at or before the execution and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, conveyed, transferred, assigned, remised, released, mortgaged, set over and confirmed and by these presents does grant, bargain, sell, convey, transfer, assign, remise, release, mortgage, set over

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and confirm unto U.S. Bank National Association, as Trustee, and to its successor or successors in the trust created by the Indenture, and to said Trustee and its assigns forever, for the uses and purposes created by the Indenture, all property, real, personal or mixed, including all rights, privileges, easements, licenses and franchises, described in the Indenture and thereby conveyed and mortgaged or intended so to be, including also all such property acquired by the Company since the execution and delivery of the Original Mortgage, which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof, and including also all such property as the Company may hereafter acquire which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof, excepting from the foregoing, however, all property included within the foregoing general description, whether now owned or hereafter acquired, which by the provisions of the Indenture is excepted or to be excepted from the conveyance and lien of the Indenture, or which has heretofore been released from the lien of the Indenture or otherwise disposed of by the Company free from the lien of the Indenture in accordance with the provisions thereof:

INCLUDING NEVERTHELESS in the property hereby conveyed and confirmed to the Trustee (without limiting the generality of the foregoing general description of such property and without prejudice to the conveyance and confirmance of all such property by such general description) the following:

All property, real, personal or mixed, together with all buildings or improvements thereon and the appurtenances thereto, located in the State of Washington and described below or conveyed to the Company by the deeds listed on the list of properties and deeds below, to which deeds and the records thereof in the County Auditor’s office of the respective counties in the State of Washington below stated (in all cases where said deeds and/or records are below specified) reference is hereby made for a more particular description of the property hereby conveyed and confirmed to the Trustee and its respective successor or successors and assigns as aforesaid, to wit:

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List of Real Estate in the State of Washington Acquired by

Puget Sound Energy, Inc. to Date, and Not Heretofore Specifically

Described in Any Prior Supplemental Indenture**

Puget Sound Energy, Inc.

IN JEFFERSON COUNTY, WASHINGTON:

Section:	11

Township:	29 North

Range:	01 West, W.M.

Description:

That portion of the Southeast quarter of the Southwest quarter of Section 11, Township 29 North, Range 1 West, W.M., more particularly described as follows:

Beginning at the intersection of the centerline of the West Chimacum Creek and the North line of the  1/2 of the Southwest quarter of said Section 11;

which point bears South°89 05’ East 1029.7 feet from the Northwest corner of said subdivision;

thence 89°05’ East along said North line of the subdivision 1215.0 feet to the Westerly right-of-way line of the Chimacum-Hadlock road;

thence Southerly along said right-of-way line 507.2 feet to the TRUE POINT OF BEGINNING for this description;

thence South 72°34’ West 351.7 feet;

thence South 0°51’30” West 433.6 feet to a line which is 280.5 feet North of and parallel to the South line of said subdivision;

thence South 89°08’30” East along said parallel line to intersect the Westerly right-of-way line of the Chimacum-Hadlock

**	All numbers in the row following the designation “Township,” indicate townships north of the Willamette Base Line, and the Letters “E” and “W” in the row following the designation “Range,” indicate east or west, as the case may be, of the Willamette Meridian.

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Road;

thence Northerly along the right-of-way of said road to the place of beginning.

Situate in the county of Jefferson, State of Washington.

SUBJECT TO: RIGHT OF WAY FOR CHIMACUM-HADLOCK ROAD, IF ANY, AND EASEMENT RIGHTS OF ADJOINING PROPERTIES OR THE PUBLIC TO THAT PORTION OF THE LAND INCLUDED WITHIN SUCH ROAD, AS DISCLOSED BY JEFFERSON COUNTY ASSESSORS RECORDS; MATTERS SET FORTH BY SURVEY UNDER AUDITOR’S FILE NO. 490251.

Deed From:	Richard Shuff and Patti Shuff, husband and wife

Deed Records	494730
Auditors File No.

Assessor’s Tax	901-113-012
Parcel ID#

IN KING COUNTY, WASHINGTON:

Section:	34

Township:	26 North

Range:	06 East, W.M.

Description:	TRACT U-2 OF REDMOND RIDGE MASTER PLAT, ACCORDING TO THE PLAT RECORDED OCTOBER 5, 1999 IN VOLUME 191 OF PLATS AT PAGES 61 THROUGH 80, INCLUSIVE, UNDER RECORDING NO. 19991005000688, IN KING COUNTY, WASHINGTON.

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SUBJECT TO:

Restrictions, conditions, dedications, notes, easements and provisions, if any, as contained and/or delineated on the face of the Redmond Ridge Division 8, a master plat recorded October 1, 2002 in Volume 208 of plats at Page(s) 68 through 90, inclusive, in King County, Washington

Deed From:	The Quadrant Corporation

Deed Records	20051230001337
Auditors File No.

Assessor’s Tax	7202250240
Parcel ID#

IN KITSAP COUNTY, WASHINGTON:

Section:	21

Township:	27 North

Range:	02 East, W.M.

Description:

PARCEL I:

LOT C OF SHORT PLAT 4672, RECORDED UNDER AUDITOR’S FILE NO. 8804060136 AND AMENDED UNDER AUDITOR’S FILE NO. 8805060083, BEING A PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL II:

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AN EASEMENT FOR ACCESS AND UTILITIES AS DISCLOSED ON THE FACE OF SHORT PLAT NO. 4672, RECORDED UNDER AUDITOR’S FILE NO. 8804060136 AND AMENDED UNDER AUDITOR’S FILE NO. 8805060083.

SUBJECT TO:

Easement, and terms and conditions thereof, affecting a portion of said premises and for the purposes hereinafter stated, as disclosed by instrument recorded on JANUARY 14, 1916, under County Auditor’s File No. 80325.

For:	ROAD
Affects:	SOUTH 10 FEET OF SAID PREMISES

Exceptions and Reservations contained in deed from KITSAP COUNTY TREASURERS DEED, whereby the grantor excepts and reserves all oil, gases, coal, ores, minerals, fossils, etc., and the right of entry for opening, developing and working the same and providing that such rights shall not be exercised until provision has been made for full payment of all damages sustained by reason of such entry; recorded under Recording Number 659607.

NOTE: No examination has been made to determine the present record owner of the above minerals, or mineral lands and appurtenant rights thereto, or to determine matters which may affect the lands or rights so reserved.

Covenants, conditions, restrictions and easements contained in short plat:

Recorded:	APRIL 8, 1988
Recording No.:	8804060136
Records of:	KITSAP COUNTY

Said Short Plat was amended by instrument recorded MAY 6, 1988 under Auditor’s File No. 8805060083.

Easement for electric transmission and distribution line, and

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the terms and conditions thereof, together with necessary appurtenances, as granted by instrument recorded on APRIL 25, 1988, under County Auditor’s File No. 8804250019.

To:	PUGET SOUND POWER AND LIGHT COMPANY
Affects:	THE NORTH 10 FEET AND THE EAST 10 FEET OF THE NORTH 120 FEET OF SAID PREMISES

Easement, and the terms and conditions thereof, affecting a portion of said premises and for the purposes hereinafter stated, as disclosed by Instrument recorded on APRIL 27, 1988, under County Auditor’s File No. 8804270088.

In favor of:	TELEPHONE UTILITIES OF WASHINGTON INC.
For:	CONSTRUCT, RECONSTRUCT, REPAIR, OPERATE AND MAINTAIN ITS BURIED TELEPHONE LINE OR SYSTEM, INCLUDING THE NECESSARY WIRES, CONDUITS, CABLES AND FIXTURES
Affects:	THE NORTH 10 FEET AND THE EAST 10 FEET OF THE NORTH 120 FEET OF SAID PREMISES

Covenants, conditions and restrictions contained in instrument:

Recorded:	APRIL 25, 1989
Recording No.:	8904250112

Restrictions limiting the use of that portion of the property herein described lying within 100 feet from a water well as imposed by instrument recorded on NOVEMBER 6, 1989, under Kitsap County Auditor’s File Number 8911060144.

Agreement and the terms and conditions thereof;

By and Between:	KOUNTRY KORNER PROPERTIES INC. AND GLENN DRISCOLL AND DANA DRISCOLL, HUSBAND AND WIFE
Recorded:	NOVEMBER 6, 1992
Recording Number:	9211060394

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Regarding: WATER SERVICE Agreement and the terms and conditions thereof: By and Between: PROPERTY OWNERS Recorded: DECEMBER 31, 1992 Recording Number: 9212310003 Regarding: WELL USE AND MAINTENANCE

Deed From:	Albert C. Hartman and Karen S. Hartman, as joint tenants

Deed Records Auditors File No.	200506020040

Assessor’s Tax Parcel ID#	212702-4-032-2002

IN KITSAP COUNTY, WASHINGTON:

Section:	11

Township:	23 North

Range:	01 East, W.M.

Description:

The East half of the South half of the South half of the North half of the Northeast Quarter of the Northeast Quarter, Section 11, Township 23 North, Range 1 East, W.M.;

Except Roads;

Situate in Kitsap County, Washington.

Subject To: This conveyance is subject to covenants, conditions, restrictions and easements, if any, affecting title, which may appear in the public record, including those shown

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on any recorded plat or survey.

Deed From:	Michael D. Vansteenwyk and Lynda M. Vansteenwyk, husband and wife; Darin P. Hubin and Gina D. Hubin, husband and wife; Gary L. Vietz and Cheryl M. Vietz, husband and wife; and Reed M. Fothergill, Rodney L. Vietz, and Darren McPherson, each as their respective separate estate, all doing business as Equity Investors #1, a joint venture.

Deed Records Auditors File No.	200512300014

Assessor’s Tax Parcel ID#	11230110122009

IN KITTITAS COUNTY, WASHINGTON:

Section:	33, 29, 28, 27, 22, 21, 20, 17, 15, 9, 4 and 3

Township:	18 North and 17 North

Range:	21 East, W.M.

Description:

All of Sections 33, 29, 28, 27, 20, 21, and 22.

The south half of Section 15.

The south half of Section 17.

All in Township 18 North, Range 21 East, W. M., in the County of Kittitas, State of Washington.

All of Fractional Section 4.

All that portion of Section 9, lying North of the North right of

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way line of State Highway No. 7

The Northeast quarter of Section 3, and the Northeast quarter of the Northwest quarter of Section 3.

All in Township 17 North, Range 21 East, W.M., Kittitas County, State of Washington.

RESERVING unto the Grantors from the above described land, all oil, gas, petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral rights of every kind and character whether similar to those herein specified or not, within or underlying, or which may be produced from the above described land which lies below the present surface of said land, it being expressly understood and agreed that said Grantors, their respective heirs, successors and assigns, shall have a limited right to enter upon the surface of said land, or to use said land for the purposes as stated in that certain Limited Waiver of Rights of even date herewith between Grantors and Grantee and recorded concurrently herewith.

Deed From:	American Minerals and Land Corporation and Land Development and Promotion Services, Inc.

Deed Records Auditors File No.	200509300085

Assessor’s Tax Parcel ID#

18-21-33000-0001

18-21-29000-0001

18-21-29000-0002

18-21-28000-0001

18-21-27000-0001

18-21-20000-0001

18-21-21000-0001

18-21-22000-0001

18-21-20000-0001 (New P395234)

18-21-22000-0001 (New P415234)

17-21-04000-0001

17-21-04000-0005

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17-21-04000-0007 17-21-04000-0009 17-21-09000-0001 17-21-09000-0006 17-21-09000-0008 17-21-09000-0010 17-21-03000-0002

IN SKAGIT COUNTY, WASHINGTON:

Sections:	29 and 32

Township:	35 North

Range:	04 East, W.M.

Description:

That portion of Lot 20, “BURLINGTON HILL BUSINESS PARK PHASE II BINDING SITE PLAN”, approved October 15, 1997, recorded October 29, 1997 in Volume 13 of Short Plats, pages 53 to 56, inclusive, under Auditor’s File No. 9710290033 and being a portion of the Southwest  1/4 of Section 29, Township 35 North, Range 4 East, W.M., and a portion of the Northwest  1/4 of Section 32, Township 35 North, Range 4 East, W.M., lying Easterly of the Southerly extension of the Easterly line of Park Lane, as shown on the face of said binding site plan;

TOGETHER WITH the East 30 feet of the North 150 feet of that portion of said Lot 20 lying Westerly of the Southerly extension of the Easterly line of Park Lane, as shown on the face of said binding site plan;

AND TOGETHER WITH a non-exclusive easement for ingress, egress and utilities over, under and across the West 30 feet of the East 60 feet of the North 150 feet of that portion

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of said Lot 20 lying Westerly of the Southerly extension of the Easterly line of Park Lane, as shown on the face of the binding site plan, and over, under and across the East 60 feet of the South 15 feet of the North 165 feet of that portion of said Lot 20 lying Westerly of the Southerly extension of the Easterly line of Park Lane, as shown on the face of the binding site plan.

EXCEPT any portion of said Lot 20, lying within Tract H, City of Burlington “Amended Plat of Lots 19, 21, 23 and 26 and of Tract A”, “Burlington Hill Business Park, Phase II”, Binding Site Plan, approved August 10, 2000, recorded September 15, 2000 under Skagit County Auditor’s File No. 20009150127, being a portion of the South  1/2 of Section 29, Township 35 North, Range 4 East, W.M.

Parcel “Y”:

The West 232 feet of Lot 21, City of Burlington “Amended Plat of Lots 19, 21, 23 and 26 and of Tract A”, “Burlington Hill Business Park, Phase II”, Binding Site Plan, approved August 10, 2000, recorded September 15, 2000 under Skagit County Auditor’s File No. 200009150127, being a portion of the South  1/2 of Section 29, Township 35 North, Range 4 East, W.M.; EXCEPT the East 27 feet thereof.

Parcel “Z”:

A non-exclusive easement for drainage purposes over, under and across the North 30 feet of that portion of Lot 20 on City of Burlington Binding Site Plan “Burlington Hill Business Park Phase II”, approved October 15, 1997 and recorded October 29, 1997 as Skagit County Auditor’s File No. 9710290033, lying Westerly of the Southerly extension of Park Lane as delineated on the face of the Binding Site Plan, being a portion of the South  1/2 of Section 29, Township 35 North, Range 4 East, W.M.

EXCEPTIONS:

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A.	DELETED

B.	RESERVATIONS AND/OR EXCEPTIONS CONTAINED IN INSTRUMENT:

From:	Glacier Park Company, a Delaware corporation
Recorded:	December 21, 1989
Auditor’s No:	8912210037
As Follows:

Reserving unto themselves, their successors and assigns, all ores and minerals, etc.

Said reservation of mineral rights has been deeded to Meridian Oil, Inc., a Delaware corporation by Auditors File No. 9104110021.

C.	MATTERS AS DISCLOSED AND/OR DELINEATED ON THE FACE OF THE FOLLOWING PLAT/SUBDIVISION:

Plat/Subdivision Name:	Burlington Hill Business Park, Phase II Binding Site Plan
Recorded:	October 29, 1997
Auditor’s No:	9710290033

D.	AGREEMENT, AND THE TERMS AND CONDITIONS THEREOF:

Between:	City of Burlington, State of Washington
And:	Burlington Hill Properties, a Washington partnership
Dated:	October 20, 1997
Recorded:	October 29, 1997
Auditor’s No:	9710290035
Regarding:	Concomitant Rezone Agreement

E.	PROTECTIVE COVENANTS AND/OR EASEMENTS, BUT OMITTING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL

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ORIGIN:

Dated:	October 20, 1997
Recorded:	October 29, 1997
Auditor’s No:	9710290036
Executed by:	Jerry Walton, Daniel R. Madlung and Burlington Hill Business Park

F.	Deleted.

G.	MATTERS AS DISCLOSED AND/OR DELINEATED ON THE FACE OF THE FOLLOWING BINDING SITE PLAN:

Binding Site Plan:	Amended Plat of Lots 19, 21, 23 and 26 and of Tract A Burlington Hill Business Park Phase II
Recorded:	September 15, 2000
Auditor’s No:	200009150127
Affects:	Parcel “Y” only

H.	EASEMENT AND PROVISIONS CONTAINED THEREIN AS CREATED OR DISCLOSED IN INSTRUMENT:

Dated:	December 13, 2003
Recorded:	January 29, 2004
Auditor’s File No.:	200401290103
For:	Ingress, egress, utilities, rail siding,
Affects:	Portions of Parcels “X” and “Z”

I.	Deleted.

J.	REGULATORY NOTICE/AGREEMENT THAT MAY INCLUDE COVENANTS, CONDITIONS AND RESTRICTIONS AFFECTING THE SUBJECT PROPERTY:

Executed By:	Burlington Hill Properties

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	Recorded:	June 18, 2004
	Auditor’s No:	200406180017
	Re:	Boundary Line Adjustment of Parcel “Y” to Parcel “X”

	Reference is hereby made to the record for the full particulars of said notice/agreement. However, said notice/agreement may have changed or may in the future change without recorded notice.

	K. Deleted.

Deed From:	Burlington Hills Properties, a general partnership

Deed Records Auditors File No.	200507290175

Assessor’s Tax Parcel ID#	8017-000-020-0000, P112922 8029-000-021-0100, P121741 8017-000-020-0100, P119930

IN THURSTON COUNTY, WASHINGTON:

Section:	19

Township:	18 North

Range:	01 West, W.M.

Description:

Parcel B of Boundary Line Adjustment No. BLA 03 2657OL, as recorded April 8, 2003 under Auditor’s File No. 3631286.

SUBJECT TO covenants, conditions, restrictions, reservations, easements and agreements of record, if any.

Deed From:	James E. Borst and Patricia J. Borst, husband and wife

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Deed Records Auditors File No.	3708978

Assessor’s Tax Parcel ID#	118-19-420100

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ARTICLE ONE

MISCELLANEOUS

SECTION 1.01

This Eighty-Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and shall form a part thereof, and the Indenture, as hereby supplemented and modified, is hereby confirmed. Except to the extent inconsistent with the express terms hereof, all the provisions, terms, covenants, and conditions of the Indenture shall be applicable to the Bonds of the New Series to the same extent as if specifically set forth herein.

SECTION 1.02

The Trustee has accepted the amendment of the Indenture effected by this Eighty-Third Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect of any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (a) the validity or sufficiency of this Eighty-Third Supplemental Indenture or any of the terms or provisions hereof, (b) the proper authorization hereof by the Company by corporate action or otherwise, and (c) the due execution hereof by the Company.

SECTION 1.03

The Company covenants that it is lawfully seized and possessed of all the trust estate at the date of the execution of the Eighty-Third Supplemental Indenture except as in the Indenture otherwise stated or permitted; that on said date the trust estate is free and clear from all liens and encumbrances other than permitted encumbrances, except as in the Indenture otherwise stated or permitted; that the Company will warrant and forever defend the trust estate and the title thereto to the Trustee against the claims of all persons whomsoever except as in the Indenture otherwise stated or permitted; that it will maintain and preserve the lien of the Indenture, as a first mortgage lien, except as in the Indenture otherwise stated or permitted so long as any of the Bonds issued under the Indenture are outstanding; and that it has good right and lawful authority to subject said property to the lien of the Indenture, as provided in and by the Indenture.

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SECTION 1.04

This Eighty-Third Supplemental Indenture may be executed in several counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

SECTION 1.05

Although this Eighty-Third Supplemental Indenture is dated for convenience and for the purpose of reference as of April 28, 2006, the actual date or dates of execution by the Company and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, Puget Sound Energy, Inc. has caused this Eighty-Third Supplemental Indenture to be signed in its corporate name and behalf by its President or one of its Vice Presidents and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, all on April 25, 2006, but as of the day and year first above written.

PUGET SOUND ENERGY, INC.

By	/s/ Donald E. Gaines
Donald E. Gaines
Vice President Finance and Treasurer

Attest:

/s/ James D. Sant
James D. Sant
Assistant Treasurer

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STATE OF WASHINGTON	)
) ss:
COUNTY OF KING	)

On this 25th day of April, 2006, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Donald E. Gaines, to me known to be the Vice President Finance and Treasurer of Puget Sound Energy, Inc., a Washington corporation, the corporation named in and which executed the foregoing instrument; and he acknowledged to me that he signed the same as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, being authorized so to do.

WITNESS my hand and official seal the day and year in this certificate above written.

/s/ K.J. Campbell
Notary Name: Karen Campbell
Notary Public in and for the State of Washington, residing at Bellevue.
My commission expires 7/18/08.

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STATE OF WASHINGTON	)
) ss:
COUNTY OF KING	)

On this 25th day of April, 2006, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared James D. Sant, to me known to be the Assistant Treasurer of Puget Sound Energy, Inc., a Washington corporation, the corporation named in and which executed the foregoing instrument; and he acknowledged to me that he signed the same as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, being authorized so to do.

WITNESS my hand and official seal the day and year in this certificate above written.

/s/ K.J. Campbell
Notary Name: Karen Campbell
Notary Public in and for the State of Washington, residing at Bellevue.
My commission expires 7/18/08.

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